Exhibit 99.1

NEWS RELEASE

ICF International to Acquire SH&E, Leading International Air

Transport Industry Consultancy

Transaction Brings World-Class Air Transport Consulting Services to

Expand ICF’s Offerings to Public and Private Sector Clients

FOR IMMEDIATE RELEASE

Contacts:

Polly Shannon, ICF International, pshannon@icfi.com, 703.934.3144

Betsy Brod, MBS Value Partners, betsy.brod@mbspartners.com, 212.750.5800

Lynn Morgen, MBS Value Partners, lynn.morgen@mbspartners.com, 212.750.5800

FAIRFAX, Va. (November 12, 2007) – ICF International (NASDAQ: ICFI), a leading policy, management, and technology consulting firm, today announced it has signed a definitive agreement to purchase 100 percent of Simat, Helliesen & Eichner, Inc. (SH&E), the world’s largest consulting firm dedicated to air transport. The purchase price will be $51 million, and ICF expects the acquisition to be immediately accretive to earnings. The transaction is subject to certain closing conditions.

ICF expects SH&E to generate revenue of approximately $36 million and EBITDA margins of approximately 15 percent for the year ending December 31, 2007. Going forward, ICF anticipates annual revenue growth of at least 10 percent and similar EBITDA margins.

With its substantial expertise, SH&E will help position ICF as a leader in airline, airport, and aviation industry consulting, enabling ICF to significantly strengthen its transportation service offerings with federal, state, and industry clients. The combination of ICF and SH&E will strengthen ICF’s market position in several areas:

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At the Federal Aviation Administration, ICF’s program implementation and environmental analysis services will be combined with SH&E’s deep domain expertise in air transport economics, demand forecasting, airport planning, and safety to broaden the range of services available to meet the needs of the agency’s program offices.

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At the Transportation Security Administration, ICF’s support across the organization will be greatly enhanced by SH&E’s extensive worldwide experience in airline and airport safety, security, and operations, enhancing the agency’s ability to design and implement cost-effective programs.

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ICF and SH&E immediately become a leader in the rapidly expanding air transport and climate change market. ICF’s best-in-class greenhouse gas emissions inventory development, carbon offset, carbon neutral strategy design, and emissions trading services will be combined with SH&E’s best-in-class air transport industry expertise to meet the evolving needs of industry participants – from airlines and airports to industry suppliers and financial institutions.

“This transaction will expand ICF’s global and domestic footprint, allowing us to better serve our clients on transportation, infrastructure, and climate change issues,” said Sudhakar Kesavan, chief executive officer of ICF. “In addition to significantly rounding out our existing transportation capabilities, SH&E brings a long-standing tradition of consulting excellence and established client relationships with a mix of domestic and international commercial and government clients.”

“Joining ICF, with its robust operational infrastructure, helps enhance our growth opportunities as well as contribute to the successful career development of our distinguished professionals,” said SH&E Chairman and Chief Executive Officer David Treitel. “ICF’s established reputation in federal, state, and local contracting provides SH&E with a proven platform for expanding into the public sector. Together we will be a leader in the air transport and climate change market that is poised for significant growth worldwide.”

SH&E has served airlines, airports, domestic and international agencies, manufacturers, and financial institutions for more than 40 years. The company’s capabilities include strategic, financial, and technical planning for airports and airlines; airport demand management; cost-benefit analysis of environmental regulations; air service marketing; cargo distribution; airline network and fleet planning; and airline operations and management consulting. Other capabilities include advisory services; software systems to help optimize airline networks and schedules; revenue management; safety and security audits; privatization, mergers, and alliances; facilities development; aviation asset appraisal and financing support; and flight and other aviation asset remarketing. It is a privately held company with offices in New York, Boston, London, Washington, Los Angeles, Chicago, and Portland, Ore. The present management team and employees will remain with the company following the completion of the transaction.

About ICF International

ICF International (NASDAQ: ICFI) partners with government and commercial clients to deliver consulting services and technology solutions in the energy, climate change, environment, transportation, social programs, health, defense, and emergency management markets. The firm combines passion for its work with industry expertise and innovative analytics to produce compelling results throughout the entire program life cycle, from analysis and design through implementation and improvement. Since 1969, ICF has been serving government at all levels, major corporations, and multilateral institutions. More than 2,500 employees serve these clients worldwide. ICF’s Web site is www.icfi.com.

Caution Concerning Forward-Looking Statements

This document may contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995—that is, statements related to future—not past—events, plans, and prospects. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “guidance,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “seek,” “should,” “will,” “would,” or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position, or state other forward-looking information, and are subject to factors that could cause actual results to differ materially from those anticipated. For ICF, particular uncertainties that could adversely or positively affect the Company’s future results include but are not limited to: risks related to the government contracting industry, including the timely approval of government budgets, changes in client spending priorities, and the results of government audits and investigations; risks related to our business, including our dependence on contracts with U.S. Federal Government agencies and departments and the State of Louisiana; continued good relations with these and other customers; success in competitive bidding on recompete and new contracts; performance by ICF and its subcontractors under our contract with the State of Louisiana, Office of

Community Development, including but not limited to the risks of failure to achieve certain levels of program activities, the effects of acceleration of the Program, termination, or material modification of the contract, and political uncertainties relating to The Road Home program; uncertainties as to whether revenues corresponding to the Company’s contract backlog will actually be received; the future of the energy sector of the global economy; our ability to attract and retain management and staff; strategic actions, including attempts to expand our service offerings and client base, the ability to make acquisitions, and the performance and future integration of acquired businesses; risks associated with operations outside the United States, including but not limited to international, regional, and national economic conditions, including the effects of terrorist activities, war, and currency fluctuations; and other risks and uncertainties disclosed in the Company’s filings with the Securities and Exchange Commission. These uncertainties may cause ICF’s actual future results to be materially different than those expressed in the Company’s forward-looking statements. ICF does not undertake to update its forward-looking statements.